UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 17, 2010

FIDELITY NATIONAL INFORMATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 001-16427

Georgia (State or other jurisdiction of incorporation)	37-1490331 (IRS Employer Identification No.)

601 Riverside Avenue, Jacksonville, Florida	32204
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (904) 854-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.
     Effective December 17, 2010, FIS Receivables SPV, LLC (“SPV”), a wholly-owned subsidiary of Fidelity National Information Services, Inc., terminated in whole the commitments, all of which were unused, under the Receivables Purchase Agreement dated as of October 1, 2009, among Fidelity National Information Services, Inc., as Servicer, certain subsidiaries parties thereto from time to time, as initial Receivables Administrators, SPV, as Seller, the parties signatory thereto from time to time as Purchasers, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Date: December 21, 2010	By:	/s/ James W. Woodall
		Name:	James W. Woodall
		Title:	Senior Vice President and Chief Accounting Officer